Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

7.            Income Taxes

Income tax expense for the three months ended June 30, 2013 was $1.3 million or an effective tax rate of 39.2% compared to an income tax benefit of $1.9 million or an effective tax rate of 50.8% for the three months ended June 30, 2012.  The Income tax benefit for the six months ended June 30, 2013 was $26,000 or an effective tax rate of 648.0% compared to income tax expense of $1.4 million or an effective tax rate of 30.2% for the six months ended June 30, 2012.  The Company’s effective income tax rates for the three and six months ended June 30, 2013 and 2012 differed from the federal statutory rate of 35.0% primarily because of state and local income taxes, percentage depletion in excess of cost basis, the domestic production activities deduction and certain other permanent differences.

10.           Income Taxes

Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2012 and 2011 are as follows:

	December 31,
(In Thousands)	2012	2011
Deferred tax assets:	(As Restated)	(As Restated)
Asset retirement obligation	$14,156	$10,010
Equity investment in unconsolidated subsidiary	2,690	2,690
Net operating loss carryforward	7,351	6,491
Capital loss carryforward	238	-
Accrued bonus	-	962
Other	223	414
Total deferred tax assets	$24,658	$20,567

Deferred tax liabilities:
Property, plant, and equipment	$(157,921)	$(132,297)
Commodity derivatives	(4,461)	(4,342)
Total deferred tax liabilities	$(162,382)	$(136,639)

The principal components of income tax provision (benefit) for the years ended December 31 are as follows:

(In Thousands)	2012	2011	2010
Current income tax expense:	(As Restated)	(As Restated)	(As Restated)
Federal	$(21,697)	$560	$21,234
State and local	(1,751)	2,461	2,064
	$(23,448)	$3,021	$23,298

Deferred income tax (benefit) expense:
Federal	$20,049	$9,737	$(9,635)
State and local	1,603	4,537	(7,869)
	$21,652	$14,274	$(17,504)

Total income tax provision	$(1,796)	$17,295	$5,794

We received net income tax refunds of $23.8 million in 2012 compared to net income tax payments of $2.8 million and $26.8 million made in 2011 and 2010, respectively.

The Company’s 2012, 2011 and 2010 effective tax rates are 40.9%, 40.5% and 17.5%, respectively, and are comprised of the following:

	2012	2011	2010
	(As Restated)	(As Restated)	(As Restated)
Statutory federal income tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefit	9.6%	3.5%	-1.6%
Deferred rate change	0.9%	0.4%	-8.1%
Correction of prior period items	0.0%	5.8%	0.0%
Depletion in excess of basis	15.0%	-1.7%	-1.9%
Section 199 deduction	1.7%	-0.2%	-4.5%
Release of valuation allowance on capital loss carryover	0.0%	-2.5%	0.0%
Return to provision true-up	-20.6%	0.0%	0.0%
Other	-0.7%	0.2%	-1.4%
	40.9%	40.5%	17.5%

The state effective tax rate varies based on production activity, capital investment, and filing methods in the various state jurisdictions. During 2012 the Company continued to invest heavily in the state of Louisiana and Texas, and also generated most of its revenues from these two states as it did in 2011. The higher state effective tax rate in 2012 represents a larger state tax benefit as a result of a legal entity conversion that took place on September 30, 2011 which allowed the Company to consolidate its return filings in various states including the state of Louisiana. The provision for income taxes for 2012 also included a $0.9 million charge from a change in estimate related to the expensing of intangible drilling cost due to a voluntary election the Company made upon filing the 2011 tax return in 2012.  The $0.9 million charge is the net result of increased state income tax benefits and a decreased income tax refund from a decreased Section 199 deduction due to the carryback of a net operating loss generated in the 2011 tax year to the 2009 tax year, which is included above in the return to provision true-up line.

As of December 31, 2012, the Company had federal net operating loss carryforwards of $11.3 million which will expire beginning in 2028 and state net operating loss carryforwards totaling $74.9 million which have expiration periods that vary according to state jurisdiction. Of the total $74.9 million state net operating loss carryforwards, approximately $292,000 will expire in 2016, $135,000 will expire in 2021 and the remainder will expire between tax years 2023 and 2032.

All of the Company’s income before taxes came from domestic operations. The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company’s tax returns for calendar years 2008 and after remain subject to examination by appropriate taxing authorities.

The Company has a large number of routine transactions for which it believes the tax law is clear and unambiguous. The Company’s management determined that the company does not have any uncertain tax positions that would require recognition of a reserve or disclosure under FASB income tax accounting guidance.